Intangible assets—goodwill	12 Months Ended
Jul. 31, 2021
Goodwill [Abstract]
Intangible assets—goodwill	Intangible assets—goodwill

	2021	2020
	$m	$m
Cost
On August 1	1,861	1,789
Exchange rate adjustment	15	8
Acquisitions	80	78
Adjustment to fair value on prior year acquisitions	—	(14)
Reclassification as held for sale	(162)	—
At July 31	1,794	1,861
Accumulated impairment losses
On August 1	140	133
Exchange rate adjustment	3	7
Reclassification as held for sale	(106)	—
At July 31	37	140
Net book value at July 31	1,757	1,721
Goodwill and intangible assets acquired during the year have been allocated to the individual cash generating units or aggregated cash generating units (together “CGUs”) which are deemed to be the smallest identifiable group of assets generating independent cash inflows. CGUs have been aggregated in the disclosure below at a segmental level except for certain CGUs in the USA which are considered to be significant (more than 10 percent of the current year goodwill balance). Impairment reviews were performed for each individual CGU during the year ended July 31, 2021.

	2021				2020
	Long term growth rate	Post-tax discount rate	Pre-tax discount rate	Goodwill	Long term growth rate	Post-tax discount rate	Pre-tax discount rate	Goodwill
	%	%	%	$m	%	%	%	$m
Blended Branches(1)				1,096				1,038
Waterworks				192				183
Rest of USA(1)				319				306
USA	2.2	7.5	10.3	1,607	2.2	8.1	10.8	1,527
UK	n/a	n/a	n/a	—	1.5	7.7	9.4	55
Canada	2.0	8.0	10.9	150	1.3	7.8	10.8	139
Total				1,757				1,721

(1)Due to a reorganization of the reporting structure, the Facilities Supply CGU, previously included within the Rest of USA CGU, has been reallocated to the Blended Branches CGU. The comparative has been reclassified for comparability.
The relevant inputs, including key assumptions, to the value in use calculations of each CGU are set out below.
Cash flow forecasts for years one to three are derived from the most recent Board approved strategic plan. The forecast for year five represents an estimate of “mid-cycle” trading performance for the CGU based on historic analysis. Year four is calculated as the average of the final year of the strategic plan and year five’s mid-cycle estimate. The other inputs include: a risk-adjusted pre-tax discount rate, calculated by reference to the weighted average cost of capital (“WACC”) of each country and reflecting the latest equity market risk factors; and the 30-year long term growth rate by country, as published by the IMF in April 2021.
The strategic plan is developed based on analyses of sales, markets and costs at a regional level. Consideration is given to past events, knowledge of future contracts and the wider economy. It takes into account both current business and future initiatives.
Management has performed a sensitivity analysis across all CGUs which have goodwill and acquired intangible assets using reasonably possible changes in the following key impairment review assumptions: compound average revenue growth rate, post-tax discount rate and long term growth rate, keeping all other assumptions constant. The sensitivity analysis included an assessment of the break-even point for each of the key assumptions. The sensitivity testing identified no reasonably possible changes in key assumptions that would cause the carrying amount of any CGU to exceed its recoverable amount. As a result, management do not believe that the key impairment review assumptions constitute a major source of estimation uncertainty as they consider that there is no significant risk of a material change to its estimate of these assumptions within the next 12 months.